GARTMORE MUTUAL FUNDS

                       Gartmore International Growth Fund
                  Gartmore International Small Cap Growth Fund
                         Gartmore Emerging Markets Fund


                Prospectus Supplement dated December 18, 2003 to
                         Prospectus dated March 1, 2003


Effective December 18, 2003, the disclosure with respect to the average annual returns for the GARTMORE EMERGING MARKETS FUND (the "Fund") in the "Performance" section on page 13 of the above noted Prospectus is revised to include the following information with respect to the Fund's new index benchmark, the MSCI Emerging Markets Free Index:

AVERAGE ANNUAL RETURNS- AS OF DECEMBER 31, 2002  ONE YEAR   SINCE INCEPTION*
-----------------------------------------------  ---------  -----------------
MSCI Emerging Markets Free Index(6) . . . . .    -6.00%          -12.82%

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*    The  Fund  began  operations  on  August  30,  2000.

6 The MSCI Emerging Markets Free Index (the "MSCI Index") is an unmanaged index that is designed to represent the performance of the stocks in emerging country stock markets that are available to foreign institutional investors. The Fund is changing the index to which it is compared from the S&P/IFCI Emerging Markets Composite Index (the "S&P/IFCI Index") to the MSCI Index for two principal reasons. First, the Fund's subadviser believes that since the Fund's inception, the MSCI Index has evolved to a point that it is now as comprehensive as the S&P/IFCI Index. Second, the Fund's subadviser also believes that the MSCI Index is more widely recognized and more frequently selected as the benchmark for U.S.- based emerging market mutual funds than is the S&P/IFCI Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of the MSCI Index would be lower.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.